SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Company Growth Fund (the “Fund”)

Effective on June 1, 2020, the information with respect to the Fund in the subadvisory fee table in the section entitled “Sub-Advisers” is hereby replaced with the following:

Master Portfolio	Sub-Adviser	Annual Rate[1] (as a percentage of net assets)
Small Company Growth	Peregrine	All Assets	0.380%
1.	Represents the sub-advisory fee payable by Funds Management to the referenced Sub-Adviser as Sub-Adviser to the portfolio of Master Trust in which the feeder Fund invests. Funds Management expects that this would be the proposed sub-advisory fee payable by Funds Management to the referenced Sub-Adviser as Sub-Adviser if the feeder Fund converts into a stand-alone Fund.

May 29, 2020